Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:		Case No.	01-23229 rci

FCI Environmental, Inc.		CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS
MONTH ENDED:	July 31, 2002	PETITION DATE:	December 20, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here       the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1)

2.	Asset and Liabilities Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$235,146	$312,093
	b. Total Assets	253,051	329,998	$347,596
	c. Current Liabilities	880,336	799,690
	d. Total Liabilities	$15,436,332	$15,355,686	$14,555,995
3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$129,298	$102,773	$1,231,746
	b. Total Disbursements	137,758	118,334	1,243,345
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	(8,460)	(15,561)	(11,599)
	d. Cash Balance Beginning of Month	15,112	30,673	18,251
	e. Cash Balance End of Month (c + d)	$6,652	$15,112	$6,652
		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss from the Statement of Operations	($159,524)	($122,211)	($904,434)
5.	Account Receivables (Pre and Post Petition)	65,578	87,841
6.	Post-Petition Liabilities	880,336	799,690
7.	Past Due Post-Petition Account Payables (over 30 days)	$726	$3,845

At the end of this reporting month:					Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

X
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)					X
10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)				X
12.	Is the estate insured for replacement cost of assets and for general liability?				X
13.	Are a plan and disclosure statement on file?				X
14.	Was there any post-petition borrowing during this reporting period? (additional information attached)				X
15.	Check if paid: Post-petition taxes	X	; U.S. Trustee Quarterly Fees	X	;
	Check if filing is current for: Post-petition tax reporting and tax returns:			X
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	September 6, 2002		/s/ R. Kenyon Culver, CFO

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended	July 31, 2002

Current Month	Cumulative	Next Month
Actual	Forecast	Variance	(Case to Date)	Forecast
Revenues:
$59,695	$306,047	($246,352)	1	Gross Sales	$582,629	$308,747
0	0	0	2	less: Sales Returns & Allowances	0	0
59,695	306,047	(246,352)	3	Net Sales	582,629	308,747
74,845	75,101	256	4	less: Cost of Goods Sold	(Schedule ‘B’)	373,155	76,145
(15,150)	230,946	(246,096)	5	Gross Profit	209,474	232,602
0	0	0	6	Interest	0	0
0	0	0	7	Other Income:	0	0
8
9
(15,150)	230,946	(246,096)	10	Total Revenues	209,474	232,602

Expenses:
43,845	33,314	(10,531)	11	Compensation to Owner(s)/Officer(s)	273,279	33,314
51,467	73,028	21,561	12	Salaries	446,401	73,028
1,036	0	(1,036)	13	Commissions	14,417	0
0	0	0	14	Contract Labor	0	0
15	Rent/Lease: Personal Property
13,006	10,825	(2,181)	16	Real Property	80,738	10,825
5,764	5,763	(1)	17	Insurance	35,161	5,763
0	0	0	18	Management Fees	0	0
1,932	1,917	(15)	19	Depreciation	13,918	1,917
Taxes:
4,235	8,137	3,902	20	Employee Payroll Taxes	44,449	8,137
0	0	0	1	Real Property Taxes	1,889	0
0	0	0	2	Other Taxes	0	0
5,185	13,151	7,966	3	Other Selling	22,347	13,819
237	27,706	27,469	4	Other Administrative	112,530	27,706
4,039	0	(4,039)	5	Interest	21,850	0
9,878	9,167	(711)	6	Other Expenses:	License fees	35,669	9,167
7
8
9
10
11
12
13
14
140,624	183,008	42,384	15	Total Expenses	1,102,647	183,676

(155,774)	47,938	(203,712)	16	Subtotal	(893,173)	48,926

0	0	0	17	Reorganization Items:
Professional Fees (additional information attached)	(3,512)	0
0	0	0	18	Provisions for Rejected Executory Contracts	0	0
0	0	0	19	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	0
0	0	0	20	Gain or (Loss from Sale of Equipment)	0	0
(3,750)	0	(3,750)	21	U.S. Trustee Quarterly Fees	(7,750)	0
22
(3,750)	0	(3,750)	23	Total Reorganization Items	(11,262)	0

(159,524)	47,938	(207,462)	24	Net Profit (Loss Before Federal & State Taxes)	(904,435)	48,926
0	0	0	25	Federal & State Income Taxes	0	0
$(159,524)	$47,938	$(207,462)	26	Net Profit (Loss)	$(904,435)	$48,926

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended	July 31, 2002

	Assets
		From Schedules	Market Value
	Current Assets
1	Cash and cash equivalents — unrestricted		$6,652
2	Cash and cash equivalents — restricted		0
3	Accounts receivable (net)	A	65,578
4	Inventory (net)	B	145,096
5	Prepaid expenses		14,339
6	Professional retainers		3,481
7	Other:		0
8			0

9	Total Current Assets		235,146

	Property and Equipment (Market Value)
10	Real property	C	0
11	Machinery and equipment	D	1,759
12	Furniture and fixtures	D	9,800
13	Office equipment	D	5,792
14	Leasehold improvements	D	0
15	Vehicles	D	0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		17,351

	Other Assets
22			0
23			0
24			0
25			0
26			0
27	Due from affiliated company		554

28	Total Other Assets		0

29	Total Assets		$253,051

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
See additional information attached

Liabilities and Equity
(General Business Case)

	Liabilities		From Schedules

	Post-Petition

	Current Liabilities
30	Salaries and wages			$54,468
31	Payroll taxes			8,120
32	Real and personal property taxes			0
33	A/P clearing			308
34	Sales taxes			0
35	Notes payable (short term)			335,000
36	Accounts payable (trade		A	25,738
37	Real property lease arrearage			0
38	Personal property lease arrearage			0
39	Accrued professional fees			3,512
40	Current portion of long-term post-petition debt (due within 12 months)			0
41	Other:	Warranty reserve ($28,185 and deferred revenue ($38,485)		66,670
42	Other ($9,988, commissions ($10,882 and accrued DIP loan interest ($21,850)			42,720
43	Due to affiliates			343,800

44	Total Current Liabilities			880,336

45	Long-Term Post-Petition Debt, Net of Current Portion			0

46	Total Post-Petition Liabilities			880,336

	Pre-Petition Liabilities (allowed amount)
47	Secured claims		F	0
48	Priority unsecured claims		F	184,155
49	General unsecured claims		F	14,371,841

50	Total Pre-Petition Liabilities			14,555,996

51	Total Liabilities			15,436,332

	Equity (Deficit)
52	Equity (Deficit at time of filing)			(14,218,290)
53	Capital Stock			0
54	Additional paid-in capital			1,000
55	Cumulative profit/(loss since filing of case)			(904,435)
56	Post-petition contributions/(distributions or (draws)			0
57				0
58	Market value adjustment			(61,556)

59	Total Equity (Deficit)			(15,183,281)

60	Total Liabilities and Equity (Deficit)			$253,051

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A Accounts Receivable (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 - 30 Days	$53,392	$25,012
31-60 Days	3,494	476
61-90 Days	3,234	0	$726
91+ Days	5,458	250
Total accounts receivable/payable	65,578	$25,738
Allowance for doubtful accounts	0
Accounts receivable (net)	$65,578

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Cost of Goods Sold

Inventory(ies) Balance at End of Month	Inventory Beginning of Month	$185,705
Add -
Retail/Restaurants —	Net purchase	216
Product for resale	$0	Direct labor	5,057
Manufacturing overhead	24,064
Distribution —	Freight in	0
Products for resale	0	Other:
0
Manufacturer —	0
Raw Materials	326,530
Work-in-progress	(38,605)	Less -
Finished goods	531,251	Inventory End of Month	145,096
Monitoring	(2,640)
Other — Explain	(674,080)	Warranty	(2,259)
Reserve for obsolescence
Cost of Goods Sold	$74,845
TOTAL	$145,096

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.
Yes	X	No
How often do you take a complete physical inventory?	Valuation methods
FIFO cost	X
Weekly	LIFO cost
Monthly	Lower of cost
Quarterly	or market	X
Semi-annually	Retail method
Annually	X	Other -
Date of last physical inventory was	1/18/2002	Explain

Date of next physical inventory is	12/31/2002

Schedule C
Real Property

Description	Cost	Market Value
None	$0	$0

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -
Various	$89,137	$1,759

7/31/02 NBV = $15,062

Total	$89,137	$1,759
Furniture & Fixtures -
Various	$35,000	$9,800

7/31/02 NBV = $23,507

Total	$35,000	$9,800
Office Equipment -
Various	$262,278	$5,792

7/31/02 NBV = $36,628
Total	$262,278	$5,792
Leasehold Improvements -
None	$0	$0

Total	$0	$0

Vehicles —
None	$0	$0

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$4,280				$4,280
FICA — Employee	1,870				1,870
FICA — Employer	1,870				1,870
Unemployment (FUTA)	26				26
Income
Other (Attach List)
Total Federal Taxes	8,046				8,046
State and Local
Income Tax Withholding	74				74
Unemployment (UT)
Disability Insurance (DI)
Empl. Training Tax (ETT)
Sales
Excise
Real property
Personal property
Income
Other (Attach List)
Total State & Local Taxes	74				74
Total Taxes	$8,120				$8,120

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount(b)
Secured claims(a)	$0	$0
Priority claims other than taxes	148,477	127,462
Priority tax claims	56,693	56,693
General unsecured claims	$14,371,841	$14,371,841

(a)	List total amount of claims even it under secured.
(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Bank of America	Petty cash and suspense	Bank of America OxySense
Account Type	Checking	Checking		Checking
Account No.	37-5550-8595	37-5550-8511		47-9133-4120
Account Purpose	General disbursement	Payroll		General disbursement
Balance, End of Month	$(6,823)	$9,493	$(1,189)	$5,171
Total Funds on Hand for all Accounts	$6,652

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended	July 31, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	67,498	495,267
3	Interest Received	0	0
4	Borrowings	0	335,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Transfers from DecisionLink, Inc., an affiliated company	52,800	330,832
8	Transfer from IDL Corp, an affiliated company	9,000	67,897
9	Insurance proceeds	0	2,750
10
11
12	Total Cash Receipts	129,298	1,231,746

	Cash Disbursements
13	Payments for Inventory	3,985	37,338
14	Selling	2,700	18,380
15	Administrative	37,417	264,358
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	0	2,274
20	Real Property	0	29,073
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	18,969	189,716
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	36,607	361,502
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	13,875	189,266
29	Employer Payroll Taxes	4,200	54,781
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	0
33	Transfers to IDL Corp., an affiliated company	0	24,486
34	Transfer to DecisionLink, Inc. an affiliated company	10,040	49,040
35	U.S. Trustee	0	3,500
36	TNO license fee	9,965	19,631
37
38	Total Cash Disbursements:	137,758	1,243,345
39	Net Increase (Decrease in Cash)	(8,460)	(11,599)
40	Cash Balance, Beginning of Period	15,112	18,251
41	Cash Balance, End of Period	$6,652	$6,652

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

July 31, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of FCI Environmental, Inc. (“FCI”) on a stand-alone basis. This financial information does not include the accounts of any of its affiliated companies.

No. 11. Payments made to officers:

Payment	Check

Date

Nbr.

Amount

Purpose

Payee

7/12/02	11156	$4,038	Payroll period ended 07/06/02	Ken Culver, CFO
7/12/02	11157	5,446	Payroll period ended 07/06/02	Peter Gerard, CEO
7/26/02	11174	4,038	Payroll period ended 07/20/02	Ken Culver, CFO
7/26/02	11175	5,447	Payroll period ended 07/20/02	Peter Gerard, CEO

Approved on or about December 21, 2001, by court order authorizing payment of wages, salaries, employee benefits and reimbursable employee expenses.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. $335,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Line 4 — Cost of goods sold — the budget contains only direct material costs. All other costs normally associated with cost of goods sold are included within operating expenses.

General Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including affiliated companies

Page 1of 2

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

July 31, 2002

Additional Information

Balance Sheet:

Cash — The credit cash balance in bank account 37-5550-8595 is a book overdraft only. Checks processed that created this book overdraft have been held and have only been released as cash resources become available.

Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	37-5550-8595
Bank of America	37-5550-8511

Inventory — the stated inventory balance is net of a $674,080 reserve to appropriately state inventories at the lower of cost or market.

Property and Equipment (Market Value) — market value has not been independently determined. Management estimates that the estate’s property and equipment, with a net book value of $75,197, to be worth $17,351.

Accrued salaries and wages — is comprised of: (a) management salary deferral ($34,768) which only at Plan confirmation will be converted to a promissory note as approved by the bankruptcy court on or about July 12, 2002, in an emergency order authorizing supplemental post petition financing, and (b) earned but unpaid salary ($19,700) for the period from July 21, 2002 through July 31, 2002.

Warranty Reserve ($28,185) and deferred Revenue ($38,485) — were not included as claims in the estate’s Schedule F — Creditors Holding Unsecured Nonpriority Claims, as these obligations will be fulfilled under a Chapter 11 going concern plan of reorganization.

Pre-petition general unsecured claims — includes $14,006,118 due to DecisionLink, Inc. (Chapter 11 case Nbr. 01-22706), the sole owner of FCI, and $108,446 due to affiliated companies.

END